LOOMIS SAYLES FUNDS

Supplement dated February 11, 2013 to the Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund and Loomis Sayles Intermediate Duration Bond Fund Prospectus, dated February 1, 2013, as may be revised and supplemented from time to time.

Effective immediately, the third and fourth paragraphs following the Minimum Initial Investment table within the sub-section “How to Purchase Shares” within the section “General Information” are hereby amended and restated as follows:

Each Fund’s shares (except Class N and Admin Class shares) may be purchased by all types of tax-deferred retirement plans provided the plan meets the minimum requirements for a Fund. If you wish to open an individual retirement account (IRA) with a Fund, you may obtain retirement plan forms available online at www.loomissayles.com, or by calling Loomis Sayles at 800-633-3330. Class N and Admin Class shares are intended primarily for employer-sponsored retirement plans held in an omnibus fashion and are not available for purchase by individual investors. Class N shares are also available to fund of funds that are distributed by the Distributor.

Each subsequent investment (except Class N and Admin Class shares) must be at least $50. Loomis Sayles reserves the right to waive these minimums in its sole discretion, including for certain retirement plans whose accounts are held on the books of the Funds’ transfer agent in an omnibus fashion. At the discretion of Loomis Sayles, employees and clients of Loomis Sayles, and their respective family members, may purchase shares of the funds offered through this prospectus below the stated minimums. In addition, at the discretion of NGAM Advisors, clients of NGAM Advisors may also purchase shares of the Funds below the stated minimums.